UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

TECHPRECISION CORPORATION

(Name of Registrant as Specified in its Charter)
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July 29, 2019
Dear Stockholder:
It is my pleasure to invite you to attend the Annual Meeting of Stockholders of TechPrecision Corporation. The meeting will be held on September 10, 2019 at 10:00 a.m., Eastern Time, at the Circle Hotel Fairfield, 417 Post Road, Fairfield, Connecticut 06824. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the meeting. We have also included with this letter a copy of our 2019 Annual Report, which comprises our Annual Report on Form 10-K for the fiscal year ended March 31, 2019.
It is important that your shares be represented at the meeting, regardless of the number you may hold. Whether or not you plan to attend, if you hold your shares in registered form, please sign, date and return your proxy card as soon as possible or vote by telephone or electronically over the Internet. If, on the other hand, you hold your shares through a bank, brokerage firm or other nominee, please follow the voting instructions provided to you by your bank, brokerage firm or other nominee. We encourage you to vote by proxy to ensure that your shares are represented and voted at the meeting, even if you plan on attending the meeting in person.
I look forward to seeing you on September 10th.
Sincerely,

Alexander Shen
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
1 Bella Drive
Westminster, MA 01473
Main: (978) 874-0591
Date:
September 10, 2019

Time:
10:00 a.m. Eastern Time

Location:
Circle Hotel Fairfield
417 Post Road, Fairfield, CT 06824

The Annual Meeting of Stockholders of TechPrecision Corporation will be held at the time and place noted above. At the meeting, we will ask you to:
1.
Elect four directors: Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan and Walter M. Schenker;

2.
Consider and ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020;

3.
Approve our Named Executive Officers’ compensation, in an advisory vote; and

4.
Transact any other business properly brought before the meeting.

Your vote is important. To be sure your vote counts and assure a quorum, please vote, sign, date and return the enclosed proxy card or vote by telephone or over the Internet as soon as possible, regardless of whether you plan to attend the meeting; or if you hold your shares through a bank, brokerage firm or other nominee, please follow the instructions for voting provided by your bank, brokerage firm or other nominee, regardless of whether you plan to attend the meeting in person.
By order of our board of directors,
Alexander Shen,
Chief Executive Officer
You will not be admitted to the Annual Meeting of Stockholders without proper identification (such as a driver’s license or passport) and either proof of your record or beneficial ownership of our common stock or proof that you hold a valid proxy from a stockholder who held our common stock, in each case as of July 26, 2019, the record date of the Annual Meeting of Stockholders.
Registration will begin at 9:15 a.m. Eastern Time. Please allow ample time for check-in. Please bring proper identification and evidence of either your stock ownership or the grant of any valid proxy you hold with you in order to be admitted to the Annual Meeting of Stockholders. If your shares (or the shares of the stockholder who granted you the proxy) are held in the name of a bank, broker, or other nominee holder and you plan to attend the Annual Meeting of Stockholders in person, please bring a copy of your broker statement, the proxy card mailed to you by your bank or broker or other proof of beneficial ownership of our common stock (or the equivalent proof of ownership as of the close of business on the record date of the stockholder who granted you the proxy).
The use of cameras, cell phones, recording equipment and other electronic devices will not be permitted at the meeting.

PROXY STATEMENT
This Proxy Statement, the accompanying proxy card and our Annual Report to Stockholders for our fiscal year ended March 31, 2019 (“fiscal 2019”) are being mailed, beginning on or about July 29, 2019, to the owners of all outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), of TechPrecision Corporation (referred to as “we,” “us,” “our,” “TechPrecision,” or the “Company”) as of July 26, 2019, the record date, in connection with the solicitation of proxies by our board of directors for our Annual Meeting of Stockholders (the “Annual Meeting”). This proxy procedure is necessary to permit all stockholders, many of whom are unable to attend the Annual Meeting in person, to vote. Our board of directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 10, 2019.
The proxy statement and the annual report to stockholders are available at
http://www.techprecision.com/reports_and_proxy.html

Page
Information About Voting	1
Solicitation of Proxies	1
Agenda Items	1
Who Can Vote	1
How to Vote	1
Use of Proxies	1
Broker Non-Votes	2
Revoking a Proxy or Changing Your Vote	2
Quorum Requirement	3
Vote Required for Action	3
Recommendation of our Board of Directors	3
Proposal One – Election of Directors	4
Corporate Governance	5
Directors/Nominees	5
Information About Our Board of Directors	7
Meetings	7
Independence	7
Board Structure and Role in Risk Oversight	7
Director Nomination Process	7
Compensation Setting Process	8
Stockholder Communications	8
Committees	8
Employee, Officer and Director Hedging	9
Board of Directors Compensation	9
Security Ownership of TechPrecision	10
Security Ownership of Certain Beneficial Owners and Management	10
Changes in Control	11
Executive Compensation	12
Summary Compensation Table	12
Outstanding Equity Awards at Fiscal Year-End Table	12
Employment Agreements	13
2016 Long-Term Incentive Plan	14
Additional Retirement Benefits	15
Compensation Policies and Practices and Risk Management	15
Related Party Transactions	16
Certain Relationships and Related Transactions	16
Proposal Two - Ratification of the Selection of Marcum LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2020	17
Audit Committee Report	18
Principal Accountant Fees	19
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	19
i

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Information About Voting
Solicitation of Proxies
Our board of directors is soliciting proxies for use at the Annual Meeting on September 10, 2019 at 10:00 a.m., Eastern Time, at the Circle Hotel Fairfield, 417 Post Road, Fairfield, Connecticut 06824, and any adjournments of that meeting.
Agenda Items
The agenda for the Annual Meeting is to:
1.
Elect four directors: Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan and Walter M. Schenker;

2.
Consider and ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020;

3.
Approve our Named Executive Officers’ compensation, in an advisory vote; and

4.
Transact any other business properly brought before the meeting.

Who Can Vote
You can vote at the Annual Meeting if you are a holder of Common Stock as of the record date. The record date is the close of business on July 26, 2019. You will have one vote for each share of Common Stock you hold. As of July 16, 2019, there were 29,254,594 shares of Common Stock outstanding and entitled to vote.
How to Vote
For Shares Held Directly in the Name of the Stockholder
If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of four ways:
•
In Person.   If you choose to vote in person, you can come to the Annual Meeting and cast your vote in person;

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By Mail.   If you choose to vote by mail, complete the enclosed proxy card, date and sign it, and return it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted at the Annual Meeting for all the director nominees and in favor of each of proposals 2 and 3 listed above under “ — Agenda Items”;

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By Telephone.   If you choose to vote by telephone, call the phone number located on your proxy card; or

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By Internet.   If you choose to vote electronically over the Internet, visit proxyvote.com and following the instructions on your proxy card.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee
If you hold your shares through a bank, brokerage firm or other nominee, you will receive instructions from that bank, brokerage firm or other nominee on how to vote. You must follow these instructions in order for your shares to be voted.
Use of Proxies
Unless you tell us on the proxy card to vote differently, we will vote shares represented by signed and returned proxies: (i) FOR all of the nominees for director listed in this proxy statement; (ii) FOR the ratification of our selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020; and (iii) FOR the approval of the compensation of our Named Executive Officers, in an advisory vote. We do not now know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote shares represented by proxies according to their best judgment.
Broker Non-Votes
A broker non-vote occurs when banks, brokerage firms or other nominees holding shares on behalf of a stockholder do not receive voting instructions from the stockholder by a specified date before the Annual Meeting and do not have discretionary authority to vote those undirected shares on specified matters under applicable rules. Banks, brokerage firms and other nominees have this discretionary authority with respect to the ratification of our selection of the independent registered public accountants (Proposal No. 2), but do not have such discretionary authority with respect to the election of directors (Proposal No. 1) and approval of the compensation of our Named Executive Officers (Proposal No. 3). If you are the beneficial owner of shares of our Common Stock that are held of record by a bank, brokerage firm or other nominee and do not provide such holder with voting instructions on matters with respect to which it does not have discretionary authority, there will be a broker non-vote with respect to your shares on each such matter.
Revoking a Proxy or Changing Your Vote
For Shares Held Directly in the Name of the Stockholder
If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may revoke your proxy at any time before it is exercised. You can revoke a proxy by:
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Submitting a later-dated proxy by mail, on the phone or over the Internet;

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Sending a written notice to our corporate secretary. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the Annual Meeting to:

TechPrecision Corporation
1 Bella Drive
Westminster, MA 01473
Attention: Corporate Secretary
Or
•
Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not in and of itself revoke your proxy. You also must vote your shares at the Annual Meeting to effectively revoke your previously delivered proxy.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee
If you hold your shares through a bank, brokerage firm or other nominee, you may change your vote at any time by:
•
Submitting a later-dated voting instruction form by mail to your bank, brokerage firm or other nominee;

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Submitting a later-dated telephone or Internet vote in accordance with instructions set forth on the voting instruction form provided to you by your bank, brokerage firm or other nominee; or

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Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not in and of itself revoke your voting instructions to your bank, brokerage firm or other nominee. You also must vote your shares at the Annual Meeting to effectively revoke your previously delivered voting instructions. However, in order to vote your shares at the Annual Meeting, you must obtain a legal proxy, executed in your favor, from your bank, brokerage firm or other nominee.

Quorum Requirement
We need a quorum of stockholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting either attend the Annual Meeting in person or are represented by proxy. Votes withheld, abstentions and broker non-votes will be considered to be represented for purposes of determining a quorum.
Vote Required for Action
A plurality of the votes cast is required for the election of the directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified. This means that the four director nominees receiving the most “FOR” votes will be elected. You are not permitted to cumulate your votes for purposes of electing directors. Because this is an uncontested election, so long as each candidate receives at least one “FOR” vote, votes that are withheld will have no effect on the election of the directors. Brokerage firms do not have authority to vote customers’ non-voted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote and have no effect on the results of this vote.
Approval of the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020 will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, assuming a quorum is present. Abstentions will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote.
Approval of the compensation of our Named Executive Officers, on an advisory basis, will require the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, assuming a quorum is present. The vote to approve the compensation of our Named Executive Officers is advisory, and therefore not binding on us or our board of directors. Our board of directors values the opinions of our stockholders and to the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate whether any actions are necessary to address those concerns. Abstentions and broker non-votes will not be counted as votes for or against this proposal and will have no effect on the outcome of the vote.
Recommendation of our Board of Directors
As to the proposals to be voted on at the Annual Meeting, our board of directors unanimously recommends that you vote:
•
FOR the election of the nominees named in Proposal No. 1 to our board of directors;

•
FOR Proposal No. 2, the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020; and

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FOR Proposal No. 3, the advisory approval of the compensation of our Named Executive Officers.

Proposal One — Election of Directors
Our board of directors currently consists of four directors, each of whose terms will expire at this Annual Meeting. Our four nominees for director this year are Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan, and Walter M. Schenker, all of whom are incumbents who were previously elected by our stockholders at our 2018 Annual Meeting of Stockholders. Biographical information about the nominees is provided below under “Corporate Governance — Directors/Nominees.”
We expect each nominee to be able to serve if elected. If any nominee is unable to serve, proxies will be voted in favor of the remainder of those nominees and for such substitute nominee as may be selected by our board of directors. The term of office of each person elected as a director will continue for one year, until his or her successor is duly elected and qualified, or until his or her earlier resignation, removal or death. The four nominees receiving the highest number of  “FOR” votes shall be elected as directors.
Our board of directors recommends a vote “FOR” the election of Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan and Walter M. Schenker to our board of directors.

Corporate Governance
Directors/Nominees
Information about the nominees is provided below. Messrs. Crisafulli, Levy, McGowan and Schenker currently serve on our board of directors. There are no family relationships between or among any director or executive officer of the Company.
Name	Age	Position
Richard S. McGowan(1)	65	Chairman of the Board
Robert A. Crisafulli(2)	65	Director
Andrew A. Levy	73	Director
Walter M. Schenker(2)	72	Director

(1)
Alternate member of the Audit Committee.

(2)
Member of the Audit Committee.

Robert A. Crisafulli, 65, has been a member of our board of directors since December 2016. Since December 2007, Mr. Crisafulli has served as Executive Vice President Tax of Aircastle Limited, a publicly traded international aircraft leasing company. From January 2007 to December 2007, Mr. Crisafulli served as Vice President of Finance, Tax and Treasurer of InfoNXX, Inc., a privately held international telecommunications company. From 2005 to 2006, Mr. Crisafulli served as Vice President of Tax of PanAmSat, a publicly traded international telecommunications company. From 2001 to 2005, Mr. Crisafulli served as Managing Director of Bridge East Capital, an international private equity and financial advisory firm. From 1999 to 2000, Mr. Crisafulli served as Senior Vice President, Chief Financial Officer, Treasurer of Mosler Inc., a physical and electronic security firm. From 1998 to 1999, Mr. Crisafulli was Partner - Mergers and Acquisitions Practice at KPMG LLP. Mr. Crisafulli is a certified public accountant and holds a B.B.A. in accounting from Adelphi University and an M.B.A. in Taxation from St. John’s University.
Mr. Crisafulli’s significant background in the areas of tax and finance, including with public companies, and his experience as a certified public accountant, enables him to provide our board of directors with additional insight into finance and accounting matters.
Andrew A. Levy, 73, has been a member of our board of directors since March 2009. Since 1978, Mr. Levy has served as Chief Executive Officer of Redstone Capital, an investment banking firm. Mr. Levy was appointed Chief Executive Officer of Esco Marine, Inc., a ship-recycling company, in April 2014, to reorganize the company. Esco Marine, Inc. filed for protection under Chapter 11 of the U.S. Bankruptcy Code in March 2015, which proceedings were dismissed in April 2018. Mr. Levy has been a director of Esco from January 2004 to present. Mr. Levy also serves on the board of directors of Houston Gulf Energy, Inc., a company involved in the oil and gas industry. Neither Houston Gulf Energy, Inc. nor Esco Marine, Inc. are companies with securities registered under Section 12 of the Exchange Act or required to file reports under Section 15(d) of the Exchange Act. Mr. Levy holds a B.S. in Engineering from Yale University and a J.D. from Harvard Law School.
Mr. Levy combines an engineering background that enables him to understand the operational aspects of our business with an investment banking background, which qualifies him to engage in assessments of our financial health and the execution of our growth strategies.
Richard S. McGowan, 65, has been a member of our board of directors since December 2016 and serves as the Chairman of the board of directors. Mr. McGowan’s principal occupation since 2008 has been private investor. From June 2014 until July 2016, Mr. McGowan served on the board of directors of Cleveland Biolabs, Inc., a publicly traded biopharmaceutical company focused on the immune system, serving as chairman of its board from April 2015 to July 2016, chairman of its compensation committee from 2014 until 2016, and on its audit and nominating and governance committees from 2015 until 2016. From 1995 to 2009, Mr. McGowan served as Of Counsel to Weitz & Luxenberg, P.C., a national law firm.

From 2000 to 2008, Mr. McGowan was a partner and President of SFB Holdings, a private investment company that sought to purchase and turn around sub-producing micro-cap companies. Mr. McGowan holds a B.A. in History from the State University of New York at Stony Brook and a J.D. from Boston University School of Law.
The board of directors believes that Mr. McGowan’s extensive investment experience, and in particular his focus on growing the business of microcap companies, is an asset as we look to execute on our strategies to grow our business.
Walter M. Schenker, 72, has been a member of our board of directors since December 2016. Since June 2010, Mr. Schenker has served as General Partner and Portfolio Manager at MAZ Capital Advisors, an investment partnership, where his responsibilities include, among things, managing the firm’s portfolio of investments. From 1999 to 2010, Mr. Schenker was a Principal at Titan Capital Management, LLC, a registered investment adviser and hedge fund. On April 4, 2019, Mr. Schenker became a director of Andina Acquisition Corporation III, a NASDAQ-listed blank check company. Mr. Schenker previously served on the board of directors and audit committee of Sevcon, Inc., a NASDAQ-listed global supplier of control and power solutions for zero-emission, electric and hybrid vehicles, from 2013 until that company’s acquisition in September 2017. Mr. Schenker holds a B.S. from Cornell University and an M.B.A. in Finance from Columbia University.
Mr. Schenker’s previous experience serving on the board of directors of a publicly traded company and his vast experience investing in both public and private companies enables him to provide our board of directors with insight into how to best manage the Company and execute our growth strategy.

Information About Our Board of Directors
Meetings
During fiscal 2019, our board of directors held five meetings and the Audit Committee held four meetings. All incumbent directors attended 100% of the total number of meetings of our board of directors and all committees of our board of directors on which they served. While we encourage all members of our board of directors to attend annual meetings of stockholders, there is no formal policy as to their attendance. Each of our directors attended the annual meeting of stockholders in 2018.
Independence
We evaluate the independence of our directors in accordance with the listing standards of the NASDAQ Stock Market, LLC (“NASDAQ”) and the regulations promulgated by the SEC. NASDAQ’s rules require that a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Because our securities are not listed on NASDAQ or any other national securities exchange, we are not required to have a board of directors comprised of a majority of independent directors. Nevertheless, after review of all relevant transactions and relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, our board of directors has determined that the following directors, which comprise all of the members of our board of directors, are independent directors within the meaning of the NASDAQ listing standards: Robert A. Crisafulli, Andrew A. Levy, Richard S. McGowan and Walter M. Schenker.
Board Structure and Role in Risk Oversight
Richard S. McGowan currently serves as the non-executive Chairman of our board of directors and has served as the Chairman of our board of directors since March 2017. Our board of directors has not adopted any formal policies regarding board leadership and has determined that it should have the flexibility of operating with either a non-executive independent Chairman or an executive Chairman as appropriate. While it is currently not the case, if our Chief Executive Officer or another insider were to serve as Chairman of our board of directors in the future, we would anticipate that a lead independent director, elected by the independent directors, would preside over executive sessions of the independent directors.
The Audit Committee takes an active risk oversight role by meeting with our senior management team on a regular basis and reviewing and approving key risk policies and risk tolerances. The Audit Committee is responsible for ensuring that we have in place a process for identifying, prioritizing, managing and monitoring our critical risks. Furthermore, our board of directors, with input from the Audit Committee, regularly evaluates our management infrastructure, including personnel competencies and technologies and communications, to ensure that key risks are being properly evaluated and managed. The full board of directors reviews any risks associated with our compensation practices.
Director Nomination Process
Our board of directors does not have a nominating committee, but rather the entire board of directors participates in the process of identifying and evaluating candidates for our board of directors. Our board of directors consists of four directors. The board of directors believes that given the small size of the board of directors, a separate nominating committee is not necessary.
The process followed by our board of directors to identify and evaluate candidates includes requests to members of our existing directors and others (including, where appropriate, professional search firms) for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates. In considering whether to recommend any candidate for inclusion in our board of directors’ slate of recommended director nominees, including candidates recommended by stockholders, our board of directors considers many factors.
Our board of directors does not have a diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to our board of directors’ deliberations by reflecting a range of perspectives, thereby increasing its overall effectiveness. In identifying and recommending nominees for positions on our board of directors, our board of directors does not look to any specific minimum qualifications, but instead places primary emphasis on the candidate’s personal and professional integrity, experience in corporate management, knowledge of our business and industry, experience as a board member of another publicly held company, diversity of experience in substantive matters pertaining to our business, and practical and mature business judgment. Our board of directors does not assign specific weights to particular factors and no particular factor is a prerequisite for each nominee. We believe that the backgrounds and qualifications of our current directors, considered as a group, provides a significant composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities. In the case of an incumbent director whose term of office is set to expire, our board of directors reviews such director’s overall service to us during the director’s term. In the case of a new director candidate, our board of directors reviews whether the nominee is “independent,” based on applicable listing standards of Nasdaq and applicable SEC rules and regulations, if necessary.
Stockholders may recommend individuals to our board of directors for consideration as potential director candidates by timely submitting their name, along with the additional information and materials required by our by-laws, to TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary. Our by-laws provide that stockholders seeking to nominate candidates for election as directors or to bring business before an annual meeting of stockholders must provide timely notice of their proposal in writing to the corporate secretary. Please see the section of this Proxy Statement titled “Stockholder Proposals for the 2020 Annual Meeting” for more information regarding the submission of stockholder nominations and other proposals.
Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, our board of directors will evaluate those candidates by following the same process, and applying the same criteria, discussed above.
Compensation-Setting Process
Our board of directors does not have a compensation committee, but rather the entire board of directors participates in the process of setting compensation for our executive officers. Our board of directors consists of four directors. The board of directors believes that given the small size of the board of directors, a separate compensation committee is not necessary. The full board of directors, therefore, is responsible for, among other things, reviewing and approving the annual salary, bonus, stock compensation and other benefits of our executive officers, including our Chief Executive Officer and Chief Financial Officer; reviewing and approving the compensation and bonus levels of other members of senior management; reviewing and approving all new executive compensation programs; reviewing the compensation of our board of directors; and administering our equity incentive plans. In connection with the board of directors’ consideration of executive compensation for past and future service, from time to time, Mr. Shen and Mr. Sammons have made suggestions or recommendations to the board of directors with regard to their own compensation. The board of directors did not engage any compensation consultants to determine or recommend the amount or form of any executive or director compensation during the fiscal year ended March 31, 2019.
Stockholder Communications
We have a process by which stockholders may communicate with our board of directors. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to the board of directors of TechPrecision Corporation, c/o Corporate Secretary, 1 Bella Drive, Westminster, MA 01473. Our corporate secretary will forward all mail received at our corporate office that is addressed to our board of directors or any particular director. However, communications that are unrelated to the duties and responsibilities of the board of directors, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements, may not be forwarded to the board of directors. In addition, any material that is unduly hostile, threatening or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any director upon request.
Committees
Our board of directors has one standing committee: the Audit Committee.

Audit Committee
The members of the Audit Committee are Mr. Crisafulli (Chairman) and Mr. Schenker. Our board of directors has determined that Mr. Crisafulli, who is the Chairman of the Audit Committee, is an “audit committee financial expert” as that term is defined under the applicable rules and regulations of the SEC. Our board of directors has determined that Messrs. Crisafulli and Schenker each satisfy the independence standards for the Audit Committee established by the applicable rules and regulations of the SEC and Nasdaq.
The primary purpose of the Audit Committee is to oversee the quality and integrity of our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee is responsible for selecting, compensating, overseeing and terminating our independent registered public accounting firm.
The Audit Committee charter is posted and can be viewed in the “Corporate Governance” section of our website at www.techprecision.com.
 Employee, Officer and Director Hedging
The Company’s Insider Trading Policy contains restrictions on the ability of directors, officers and employees to engage in certain transactions that hedge or offset any decrease in the market value of the Company’s securities. Specifically, the Insider Trading Policy prohibits such persons from (i) selling the Company’s securities short, (ii) buying or selling put or call options, or other derivative securities, with respect to the Company’s securities and (iii) entering into hedging or monetization transactions or similar arrangements with respect to Company securities, including zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds.
Board of Directors Compensation
Fees and Equity Awards for Non-Employee Directors
The fee structure for non-employee directors is as follows:
Fee Category	Fees
Quarterly Retainer	$6,000
Audit Committee Chair – Annual Retainer	$5,000
Non-executive Chairman – Annual Retainer	$12,000
In addition, our Board has provided that each non-employee director is eligible for an annual grant of 50,000 options to purchase shares of our Common Stock under the 2016 TechPrecision Equity Incentive Plan (the “2016 Plan”).
Director Compensation Table
The following table sets forth compensation paid to each director who served during the year ended March 31, 2019.
Name	Fees Earned(1)	Option Awards(2)	Stock Awards(3)	Totals
Andrew Levy	$24,000	$12,465	$24,500	$60,965
Robert A. Crisafulli	$29,000	$12,465	$24,500	$65,965
Richard S. McGowan	$36,000	$12,465	$24,500	$72,965
Walter M. Schenker	$24,000	$12,465	$24,500	$60,965

(1)
The members of the board of directors earned all fees for serving on the board of directors during fiscal 2019.

(2)
Represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. On November 10, 2017, each director then serving on the Company’s board of directors was granted options to purchase 50,000 shares of Common Stock, for a total of 200,000 shares. The number of stock options outstanding at March 31, 2019 for each director was: Mr. Levy: 150,000; Mr. Crisafulli: 100,000; Mr. McGowan: 100,000; and Mr. Schenker 100,000.
(3)
Represents the aggregate grant date fair value of restricted stock awards computed in accordance with ASC Topic 718. On December 7, 2018, each director then serving on the Company’s board of directors was granted 25,000 shares of Common Stock, for a total of 100,000 shares. The number of non-vested restricted stock awards outstanding at March 31, 2019 for each director was: Mr. Levy: 25,000; Mr. Crisafulli: 25,000; Mr. McGowan: 25,000; and Mr. Schenker 25,000.

Security Ownership of TechPrecision
Security Ownership of Certain Beneficial Owners and Management
Listed below are the only individuals and entities known by TechPrecision (through their Section 13 filings), excluding directors and Named Executive Officers, to own more than 5% of the outstanding Common Stock as of July 16, 2019.
Name	Shares	Percentage(1)
ARS Investment Partners, LLC(2) 500 Fifth Avenue, Suite 1440 New York, NY 10110	3,815,214	13.0%

(1)
The percentages are calculated on the basis of 29,254,594 shares of Common Stock outstanding as of July 16, 2019.

(2)
According to a Schedule 13G filed with the SEC on February 14, 2019 by ARS Investment Partners, LLC (“ARS”), which has sole voting power and sole dispositive power over 3,815,214 shares of Common Stock. Somerset Capital Partners LP, to which ARS Investment Partners LLC is the investment manager, holds shares of our Common Stock on behalf of ARS.

The following table provides information as to shares of our Common Stock beneficially owned, as of July 16, 2019, by:
•
each of our current directors;

•
each Named Executive Officer; and

•
all current directors and executive officers as a group.

Except as otherwise indicated, each person has the sole power to vote and dispose of all shares of our Common Stock listed opposite his name. Each person is deemed to own beneficially shares of Common Stock that may be acquired upon exercise of stock options if they are vested and exercisable within 60 days of the measurement date, July 16, 2019. As of July 16, 2019, there were 29,254,594 shares of our Common Stock outstanding.
Except as otherwise indicated, the address of each person listed below is c/o TechPrecision Corp., 1 Bella Drive, Westminster, MA 01473.
Name	Shares of common stock	Percentage
Andrew A. Levy(1)	1,947,100	6.62%
Alexander Shen(2)	1,882,500	6.05%
Walter M. Schenker(3)	1,462,073	4.98%
Thomas Sammons(4)	562,500	1.89%
Richard S. McGowan(5)	517,064	1.76%
Robert Crisafulli(5)	125,000	*%
All executive officers and directors as a group (six individuals)(6)	6,496,237	20.22%

*
Percentage of shares beneficially owned does not exceed one percent of the class.

(1)
Includes 150,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of July 16, 2019.

(2)
Includes 1,870,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of July 16, 2019.

(3)
According to a Schedule 13D filed by Maz Partners LP (“MAZ Partners”), MAZ Capital Advisers, LLC (“MAZ Capital”) and Mr. Schenker on February 12, 2018, MAZ Partners, MAZ Capital and Mr. Schenker share voting and dispositive power over 1,279,073 shares of the Company’s common stock, which are included in this amount. Mr. Schenker is the sole managing member of MAZ Capital, which is the sole general partner of MAZ Partners. This amount also includes (a) 100,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of July 16,2019 and (b) 58,000 shares of common stock held in an IRA account of Mr. Schenker over which Mr. Schenker has sole voting and sole dispositive power.

(4)
Includes 550,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of July 16, 2019.

(5)
Includes 100,000 shares of common stock that may be acquired pursuant to stock options that may be exercised within 60 days of July 16, 2019.

(6)
Includes 2,870,000 shares of Common Stock issuable upon the exercise of stock options granted to executive officers and/or directors that may be exercised within 60 days of July 16, 2019.

Changes in Control
To our knowledge, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

Executive Compensation
Summary Compensation Table
The Company has determined that it only has two executive officers, based on relevant SEC rules. Accordingly, set forth below is information for the fiscal years indicated relating to the compensation of (i) Alexander Shen, our principal executive officer, who also serves as the President of Ranor, Inc., a wholly owned subsidiary of the Company and (ii) Thomas Sammons, our most highly compensated executive officer other than the principal executive officer who was serving as an executive officer at the end of the Company’s last completed fiscal year. Together, such individuals are referred to as our Named Executive Officers.
Name and Position	Fiscal Year	Salary	Bonus	Option Awards (1)	Stock Awards (2)	All Other Compensation	Total ($)
Alexander Shen, Chief Executive Officer	2019	$300,000	$—	$31,105	$12,250	$3,588(3)	$346,943
	2018	$300,643	$—	$113,342	$—	$3,284(3)	$417,269
	2017	$301,058	$112,500	$335,227	$—	$543	$749,328
Thomas Sammons, Chief Financial Officer	2019	$210,000	$—	$15,553	$12,250	$189	$237,992
	2018	$210,450	$—	$19,774	$—	$16,481(4)	$246,705
	2017	$200,770	$50,000	$23,729	$—	$11,319(4)	$285,818

(1)
All of the options included above have a term of ten years, except for options granted on July 11, 2018, which have a two year term. These amounts reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Key assumptions in calculating these amounts are outlined in Note 13 to our Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019. On December 27, 2016, in recognition of performance and to increase the alignment of his interests with those of our stockholders, the Company granted to Alexander Shen a non-qualified stock option to purchase 1,000,000 shares of our Common Stock at an exercise price of  $0.50, the closing market price of our Common Stock on the date of the grant. On July 11, 2018, we granted stock options to our chief executive officer and chief financial officer to purchase shares of common stock for 100,000 and 50,000 each, at an exercise price of  $0.80 per share, the closing market price on the date of grant. All of the options discussed above are vested and exercisable.

(2)
Includes aggregate value of restricted stock awarded to Mr. Shen and Mr. Sammons on December 7, 2018.

(3)
Other compensation paid to Mr. Shen in fiscal 2019 and 2018 represents an automobile allowance.

(4)
Other compensation paid to Mr. Sammons in fiscal 2018 includes reimbursement of moving expenses of  $16,481. Other compensation paid to Mr. Sammons in fiscal 2017 includes reimbursement of temporary living expenses of $11,319.

Outstanding Equity Awards at Fiscal Year-End Table
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Alexander Shen(1)	770,000	—	$0.08	August 11, 2025
Alexander Shen(2)	1,000,000	—	$0.50	December 26, 2026
Alexander Shen(4)	100,000	—	$0.80	July 11, 2020
Thomas Sammons(4)	50,000	—	$0.80	July 11, 2020
Thomas Sammons(3)	500,000	—	$0.17	January 20, 2026

(1)
Options granted to Mr. Shen on August 12, 2015 vested in three equal annual installments with the first installment vesting on the grant date and the remaining installments vesting on each of the first and second anniversary of the grant date.

(2)
Two-thirds of the options granted to Mr. Shen on December 27, 2016 were vested on the grant date. Subject to Mr. Shen’s continuous employment with the Company through the vesting date, the remaining 333,333 options vested on the first anniversary of the grant date.

(3)
Options granted to Mr. Sammons on January 21, 2016 vested in three equal annual installments with the first installment vesting on the grant date and the remaining installments vesting on each of the first and second anniversaries of the grant date.

(4)
Options granted to our chief executive officer and chief financial officer to purchase shares of common stock for 100,000 and 50,000 each, at an exercise price of $0.80 per share, the closing market price on the date of grant. The options vested on the grant date and have a two year term.

Employment Agreements
As of March 31, 2019, we had employment agreements with each of our Named Executive Officers.
Alexander Shen Employment Agreement
We executed an employment agreement with Mr. Shen on November 17, 2014 (the “CEO Employment Agreement”) to engage Mr. Shen for the position of Chief Executive Officer. The terms of the CEO Employment Agreement provide that Mr. Shen will report directly to our board of directors and others at the direction of the board at such time and in such detail as the board shall reasonably require and his duties and responsibilities shall consist of such powers, duties and responsibilities as are customary for the office of Chief Executive Officer of a company similar in size and stature to the Company.
Pursuant to the CEO Employment Agreement, Mr. Shen receives an annual base salary, initially set at $275,000, which may be increased from time to time by the board of directors, and was awarded a one-time grant of options to purchase 1,000,000 shares of our Common Stock, which vested in three equal amounts on the date of grant and each of the subsequent two anniversaries of the date of grant. Mr. Shen’s annual base salary has since been increased to $300,000. The exercise price of the options is equal to the closing market price as of the grant date. Mr. Shen is also eligible for an annual cash performance bonus based upon our financial performance as determined by our board of directors and targeted at up to 75% of Mr. Shen’s annual base salary, which target was increased by the board of directors from 60%. The CEO Employment Agreement provides that the Company was required to pay no less than one-half of the targeted bonus amount for fiscal 2015. Mr. Shen is entitled to participate fully in our employee benefit plans and programs and is entitled to four weeks of vacation per year. Mr. Shen will also be reimbursed for reasonable and necessary out-of-pocket expenses incurred by him in the performance of his duties and responsibilities as Chief Executive Officer. Under the terms of the CEO Employment Agreement, and in connection with his relocation to Westminster, Massachusetts, Mr. Shen was also entitled to assistance with temporary living arrangements and a relocation allowance of  $35,000 at the time of his relocation.
Pursuant to the terms of the CEO Employment Agreement and subject to Mr. Shen’s execution of a release of claims in favor of the Company, in the event we terminate Mr. Shen’s employment without “cause” (as defined below) or Mr. Shen resigns his employment for “good reason” (as defined below) at any time during the six-month period following a change in control, he will be entitled to receive continuation of his base salary for twelve months following termination of his employment, payable under the Company’s normal payroll practices. We may terminate the CEO Employment Agreement for cause upon seven days written notice, during which period Mr. Shen may contest his termination before our board of directors.
In general, “cause” is defined as: (i) Mr. Shen’s refusal to perform material duties and responsibilities or follow legal and reasonable directive of the board of directors, (ii) the willful misappropriation of Company funds or property, (iii) any willful or intentional act which he should have reasonably anticipated would reasonably be expected to materially damage the Company’s reputation, business and/or relationships, (iv) excessive use of alcohol or use of illegal drugs, or (v) any material breach of the CEO Employment Agreement. Mr. Shen is also subject to a covenant not to compete with us for a period of 12 months following termination of the CEO Employment Agreement. In general, “good reason” is defined as: (A) a material adverse change in the duties, responsibilities or effective authority associated with his position, or (B) a material reduction by the Company of Mr. Shen’s base salary, each after Mr. Shen has given the Company written notice and the Company has failed to cure such act within 30 days following receipt of such notice.
In addition to the compensation and severance arrangements described above, the CEO Employment Agreement contains customary provisions (i) prohibiting Mr. Shen from divulging to third parties or using confidential information or trade secrets of the Company; (ii) confirming that all intellectual work products generated by Mr. Shen during the term of his employment with the Company are the sole property of the Company; and (iii) prohibiting Mr. Shen from competing against the Company, including by soliciting the Company’s employees or its current or prospective clients, until the one year anniversary of the termination of his employment.
Thomas Sammons Employment Agreement
On March 31, 2016, we entered into an Employment Agreement with Thomas Sammons (the “Sammons Employment Agreement”), which became effective as of January 20, 2016 and governs Mr. Sammons’s employment as our Chief Financial Officer. Pursuant to the Sammons Employment Agreement, Mr. Sammons: (i) receives an annual base salary of   $210,000, increased by the board of directors from $200,000; (ii) received an award of stock options to purchase 500,000 shares of our Common Stock pursuant to the TechPrecision Corporation 2006 Long-Term Incentive Plan, as amended (the “2006 Plan”), with an exercise price equal to the fair market value of the Common Stock on the grant date and which vested in substantially equal amounts on the date of initial grant and each of the subsequent two anniversaries of the date of grant; and (iii) will be eligible for an annual cash performance bonus of up to 50% of base salary, subject to goals and objectives set by the Chief Executive Officer and our board of directors. Under the Sammons Employment Agreement, Mr. Sammons also will be eligible to participate in Company benefits provided to other senior executives as well as benefits available to Company employees generally. Under the terms of the Sammons Employment Agreement and in connection with his relocation to Westminster, Massachusetts, Mr. Sammons was also entitled to assistance with temporary living arrangements and a relocation allowance of  $35,000 at the time of his relocation.
The Sammons Employment Agreement also provides for certain severance payments to Mr. Sammons in the event of his termination. Subject to Mr. Sammons’s execution of a release of claims in favor of the Company, if Mr. Sammons is terminated without “cause” (as defined below) or Mr. Sammons terminates his employment for “good reason” (as defined below) at any time during the six month period following a change in control, he will be entitled to receive continuation of his base salary for twelve months following termination of his employment, payable under the Company’s normal payroll practices.
In general, “cause” is defined as: (i) Mr. Sammons’s refusal to perform material duties and responsibilities or follow legal and reasonable directive of the board of directors, (ii) the willful misappropriation of Company funds or property, (iii) any willful or intentional act which he should have reasonably anticipated would reasonably be expected to materially damage the Company’s reputation, business and/or relationships, (iv) excessive use of alcohol or use of illegal drugs, or (v) any material breach of the Sammons Employment Agreement. In general, “good reason” is defined as: (A) a material adverse change in the duties, responsibilities or effective authority associated with his position, or (B) a material reduction by the Company of Mr. Sammons’s base salary, each after Mr. Sammons has given the Company written notice and the Company has failed to cure such act within 30 days following receipt of such notice.
In addition to the compensation and severance arrangements described above, the Sammons Employment Agreement contains customary provisions (i) prohibiting Mr. Sammons from divulging to third parties or using confidential information or trade secrets of the Company; (ii) confirming that all intellectual work products generated by Mr. Sammons during the term of his employment with the Company are the sole property of the Company; and (iii) prohibiting Mr. Sammons from competing against the Company, including by soliciting the Company’s employees or its current or prospective clients, until the one year anniversary of the termination of his employment.
2016 Long-Term Incentive Plan
The purposes of the 2016 Plan are to: (a) enable the Company and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.
Employees, directors, consultants and other individuals who provide services to the Company or its affiliates are eligible to be granted awards under the 2016 Plan; provided, however, that only employees of the Company or any parent company or subsidiary of the Company are eligible to be granted incentive stock options. As of March 31, 2019, approximately 95 employees and four non-employee directors are eligible to participate in the 2016 Plan, and there were outstanding options granted under the 2016 Plan to purchase 2,938,000 shares of our Common Stock with a weighted-average exercise price of  $0.42. This amount included options to purchase 2,420,000 shares of our Common Stock issued to our executive officers. As of March 31, 2019, the closing price of our Common Stock was $1.02 per share.
Additional Retirement Benefits
During fiscal 2019, our chief executive officer and chief financial officer each participated in our qualified 401(k) plan that provides participants the opportunity to defer taxation on a portion of their income, up to limits set forth in the Internal Revenue Code, and receive a matching Company contribution.
Compensation Policies and Practices and Risk Management
One of the responsibilities of our board of directors, in its role in setting executive compensation and overseeing our various compensation programs, is to ensure that our compensation programs are structured so as to discourage inappropriate risk-taking. We believe that our existing compensation practices and policies for all employees, including executive officers, mitigate against this risk by, among other things, providing a meaningful portion of total compensation in the form of equity incentives. These equity incentives are awarded with either staggered or cliff vesting over several years, so as to promote long-term rather than short-term financial performance and to encourage employees to focus on sustained stock price appreciation. In addition, our existing compensation policies attempt to discourage employees from taking excessive risks to achieve individual performance objectives such as annual cash incentive compensation and long-term incentive compensation which are based upon balanced company-wide, business unit and individual performance and base salaries structured so as to be consistent with an employee’s responsibilities and general market practices. The board of directors, as a whole, is responsible for monitoring our existing compensation practices and policies and investigating applicable enhancements to align our existing practices and policies with avoidance or elimination of risk and the enhancement of long-term stockholder value.

Related Party Transactions
Certain Relationships and Related Transactions
Related Party Transaction Policy
All transactions with related parties that may present actual, potential or perceived conflicts of interest are subject to approval by the Audit Committee, under the terms of the Audit Committee’s charter. As part of its review of related party transactions, the Audit Committee generally seeks to obtain evidence regarding whether the terms of the related party transaction are market-based. The Audit Committee relies on such information, in addition to other transaction-specific factors, in its review and approval of related party transactions. During the fiscal year ended March 31, 2019, the full board of directors, rather than solely the Audit Committee, reviewed the transaction described below.
Related Person Transactions
Except as set forth below, we are not aware of any transactions, since the beginning of the last fiscal year, or any proposed transactions, in which the Company was a party, where the amount involved exceeded $120,000 and in which a director, executive officer, holder of more than 5% of our Common Stock, any member of the immediate family of any of the foregoing persons or any other “related person” (as defined under the rules of the SEC), had or will have a direct or indirect material interest.
On March 15, 2019, Alexander Shen, the Company’s Chief Executive Officer, exercised options to purchase shares of the Company’s Common Stock pursuant to option awards previously granted to Mr. Shen under the Company’s 2006 Long-Term Incentive Plan. Pursuant to authorization from the Company’s board of directors, the Company agreed to repurchase the resulting 209,556 shares of Common Stock (the “Repurchased Shares”) issued to Mr. Shen pursuant to the option exercise (the “Repurchase”) at a negotiated price of  $0.90 per share (which is equal to the average of the closing trading prices of the Common Stock on the OTC Markets for the five trading days ending March 13, 2019, the date on which the board of directors authorized the Repurchase, less a discount of 10%), for an aggregate purchase price of approximately $188,600.
The board of directors approved the Repurchase after considering the issue at two separate meetings held on each of February 5, 2019 and March 13, 2019 and discussing and weighing possible alternative courses of action. Among other matters considered by the board of directors in approving the Repurchase were the following: (1) the potential benefit to the Company of using funds to repurchase the Repurchased Shares from Mr. Shen in lieu of him selling the Repurchased Shares into the trading markets, which could have resulted in downward pressure on the trading price of the Common Stock; (2) the potential benefit to the Company from avoiding the negative inference that could be drawn from the Company’s chief executive officer selling shares into the trading markets; (3) the desire of Mr. Shen to convert a portion of his beneficial ownership in the Company to generate funds that could be used by Mr. Shen to meet a pressing family need; (4) the Company’s cash and liquidity requirements generally, and the Company’s potential alternate use(s) of such funds in the foreseeable future; (5) the Company’s obligations under the terms of its bank credit facility; (6) the ongoing commitment of Mr. Shen to the advancement of the Company’s strategic objectives, and the remaining incentives for Mr. Shen after consummation of the Repurchase to diligently and faithfully discharge this commitment, and (7) the commitment by Mr. Shen that he has no intention or expectation to, and will not, sell, transfer or otherwise dispose of additional shares of Common Stock during the remainder of the fiscal year ending March 31, 2020.

Proposal Two — Ratification of the Selection of Marcum LLP as our
Independent Registered Public Accounting Firm for the Fiscal Year Ending
March 31, 2020
The Audit Committee has selected Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending March 31, 2020.
The Audit Committee has recommended that the stockholders vote for ratification of the appointment of Marcum as our independent registered public accounting firm. A representative of Marcum is expected to attend the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the Annual Meeting.
Neither our by-laws nor other governing documents or laws require stockholder ratification of the appointment of Marcum as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Marcum. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our stockholders.
The affirmative vote of the majority of the votes cast at the Annual Meeting, either in person or by proxy will be required to ratify the appointment of Marcum.
Our board of directors recommends a vote “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020.

Audit Committee Report
The Audit Committee Report that follows shall not be deemed to “soliciting material” or “filed” with the SEC and shall not be deemed to be incorporated by reference into any filing made by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this Proxy Statement by reference, except to the extent we incorporate such Report by specific reference.
In fulfilling its responsibilities with respect to the Company’s audited financial statements for the year ended March 31, 2019, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements with management and Marcum;

•
Discussed with Marcum the matters required by the applicable requirements of the Public Company Accounting Oversight Board concerning the conduct of the audit; and

•
Received the written disclosures and the letter from Marcum regarding its communications with the Audit Committee concerning independence, as required by the Public Company Accounting Oversight Board, and has discussed with Marcum the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. Marcum was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Marcum had full access to the Audit Committee to discuss any matters they deem appropriate.
In reliance upon the review and discussions referred to above, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2019.
The Audit Committee
Robert A. Crisafulli, Chairman
Walter M. Schenker

Principal Accountant Fees
The following is a summary of fees for professional services rendered by Marcum LLP for the years ended:
	March 31, 2019	March 31, 2018
Audit fees	$175,576	$186,000
Audit related fees	14,526	40,630
Tax fees	—	—
All other fees	18,400	—
Total	$208,502	$226,630
Audit fees.   Audit fees represent fees for professional services performed by Marcum LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.
Audit-related fees.   Audit-related fees represent fees for assurance and related services performed by Marcum LLP that are reasonably related to the performance of the audit or review of our financial statements and are traditionally performed by the independent registered public accounting firm. These include services related to consultation with respect to special procedures required to meet certain regulatory requirements.
Tax fees.   There were no fees paid to Marcum LLP for tax compliance, tax advice and tax planning services for the fiscal years ended March 31, 2019 and 2018.
All other fees.   There were no other fees paid to Marcum LLP for the fiscal years ended March 31, 2019 and 2018.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. All services provided by the independent registered public accounting firm in fiscal 2019 and fiscal 2018 were pre-approved by the Audit Committee.

Proposal Three — Advisory Vote to Approve the Compensation of
our Named Executive Officers
We are asking our stockholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement, including the section titled “Executive Compensation,” and any related material as required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This proposal, commonly known as a “Say-On-Pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the compensation philosophy, policies and practices described in this Proxy Statement.
In a non-binding advisory vote on the frequency of the say-on-pay proposal held at the 2016 annual meeting of stockholders, we recommended, and our stockholders voted in favor of, an annual say-on-pay vote. In light of this result and other factors considered by the board of directors, the board of directors determined that we would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency. A new advisory vote on the frequency of the say-on-pay vote is required every 6 years.
This vote is advisory, and therefore not binding on the Company or our board of directors. Our board of directors values the opinions of the stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the board of directors will evaluate whether any actions are necessary to address those concerns.
We believe that the policies and procedures articulated in the “Executive Compensation” section of this Proxy Statement are effective in achieving the Company’s goals and that the executive compensation reported in this Proxy Statement was appropriate and aligned with fiscal 2019 results. Before voting, we encourage our stockholders to read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation programs and Named Executive Officer compensation in fiscal 2019. We are asking stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement.
Our board of directors recommends a vote “FOR” the resolution approving the compensation of our named executive officers, as follows:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.

Other Matters
Other Business to be Conducted at the Annual Meeting
We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent according to their best judgment.
Stockholder Proposals for the 2020 Annual Meeting
Stockholders may nominate director candidates and make proposals to be considered at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). In accordance with our by-laws, any stockholder nominations of one or more candidates for election as directors at the 2020 Annual Meeting or any other proposal for consideration at the 2020 Annual Meeting must be received by us at the address set forth below, together with certain information specified in our by-laws, not less than 60 days (July 12, 2020) nor more than 90 days (June 12, 2020) prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such nomination or proposal must be received by the Company no later than the later of 70 days prior to the date of such annual meeting and the 10th day following the day on which public disclosure of the date of such annual meeting was made.
In addition to being able to present proposals for consideration at the 2020 Annual Meeting, stockholders may also be able to have their proposals included in our proxy statement and form of proxy for the 2020 Annual Meeting. In order to have a stockholder proposal included in the proxy statement and form of proxy, the proposal must be delivered to us at the address set forth below not later than March 31, 2020, and the stockholder must otherwise comply with the applicable requirements of the SEC and our by-laws. If the stockholder complies with these requirements for inclusion of a proposal in our proxy statement and form of proxy, the stockholder need not comply with the notice requirements described in the preceding paragraph.
A copy of the full text of the provisions of our by-laws discussed above may be obtained by writing to our corporate secretary and all notices and nominations referred to above must be sent to our corporate offices at the following address: TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary.
Expenses Relating to this Proxy Solicitation
We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our directors, officers and employees may solicit proxies in person or by telephone, facsimile or electronic transmission without extra compensation for that activity. We also expect to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of our stock and obtaining the proxies of those owners. We regularly retain the services of Hayden IR to assist with our investor relations and other stockholder communications issues. Hayden IR may assist in the solicitation of proxies but has not, as of the date of this Proxy Statement been engaged as a proxy solicitor that will receive any additional compensation for these services.
Householding
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements for two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for TechPrecision.
Some banks, brokers and other nominee record holders may follow the practice of sending only one copy of TechPrecision’s Proxy Statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

If you prefer, we will promptly deliver a separate copy of the document to you if you request one by writing or calling as follows: TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary; Telephone 978-874-0591. If you want to receive separate copies of the Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the address and phone number above.
Where You Can Find More Information
We file annual, quarterly and current reports, proxy statements and other information with the SEC. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov or at www.techprecision.com.
Upon request of any stockholder, a copy of TechPrecision’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019, including a list of the exhibits thereto, may be obtained, without charge, by writing to TechPrecision Corporation, 1 Bella Drive, Westminster, MA 01473, Attention: Corporate Secretary.
Whether or not you expect to be present at the Annual Meeting, please promptly sign and return the enclosed proxy card or vote by telephone or electronically over the Internet. Your vote is important.
By order of the board of directors of
TECHPRECISION CORPORATION
Alexander Shen
Chief Executive Officer
July 29, 2019

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUIC K EAS Y IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail TECHPRECISION CORPORATION PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on September 9, 2019. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS IN- DICATED, WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE FOUR NOMINEES TO THE BOARD OF DIRECTORS; “FOR” PROPOSALS 2 AND 3; AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TECHPRE- CISION CORPORATION. like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”: 1. Election of Directors (1) Robert A. Crisafulli (2) Andrew A. Levy (3) Richard S. McGowan FOR all Nominees listed to the left (except as marked to the contrary) WITHHOLD AUTHORITY to vote for all nominees listed to the left 3. Approve the compensation of TechPrecision’s Named Executive Officers, in an advisory vote. FOR AGAINST ABSTAIN (4) Walter M. Schenker (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) THE BOARD OF DIRECTORS OF TECHPRECISION RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS NOMINATED PURSUANT TO PROPOSAL 1; “FOR” PROPOSALS 2 AND 3. 2. Approve ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending on March 31, 2020. FOR AGAINST ABSTAINCONTROL NUMBERSignatureSignature, if held jointlyDate, 2019Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 10, 2019 The proxy statement and our 2019 Annual Report to Stockholders are available at http://www. techprecision.com/reports_and_proxy.html FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TECHPRECISION CORPORATION The undersigned appoints Alexander Shen and Thomas Sammons, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of TechPrecision Corporation the undersigned has the power to vote as of the close of business on July 26, 2019 at the Annual Meeting of Stockholders of TechPrecision Corporation to be held on September 10, 2019, or at any postponements or adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE FOUR NOMINEES TO THE BOARD OF DIRECTORS; “FOR” PROPOSALS 2 AND 3; AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSON NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TECHPRECISION CORPORATION. (Continued, and to be marked, dated and signed, on the other side)